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EXHIBIT 10.1

PEACE ARCH ENTERTAINMENT GROUP INC.
(formerly "Vidatron Entertainment Group Inc.")
 AMENDED SHARE OPTION PLAN
ARTICLE ONE
PURPOSE AND INTERPRETATION

Section 1.01 Purpose. The purpose of this amended Plan is to advance the interests of the Corporation by encouraging equity participation in the Corporation through the acquisition of shares of the Corporation by directors, officers and employees of the Corporation. This Plan is hereby being amended to (i) take into account the reclassification of the capital stock and effective consolidation of the outstanding shares of the Corporation; (ii) increase the number of shares issuable upon the exercise of options pursuant to this Plan and (iii) make certain additional changes.

Section 1.02 Definitions. In the Plan, the following capitalized words and terms shall have the following meanings:

(a)
"Act" means the Company Act (British Columbia) or its successor, as amended from time to time.

(b)
"Affiliate" shall have the meaning ascribed thereto in the Securities Act.

(c)
"Associate" shall have the meaning ascribed thereto in the Securities Act.

(d)
"Board of Directors" means the board of directors of the Corporation as constituted from time to time.

(e)
"Committee" means a committee appointed by the Board of Directors pursuant to Section 3.03 constituting no less than two members of the Board of Directors.

(f)
"Corporation" means Peace Arch Entertainment Group Inc. (formerly Vidatron Entertainment Group Inc.), a corporation incorporated under the Act, and its successors from time to time.

(g)
"Designated Affiliate" means the Affiliates of the Corporation designated by the Board of Directors for purposes of the Plan from time to time.

(h)
"Exchange" means, at any time, The Toronto Stock Exchange or, if the Corporation's Shares are not then listed on such exchange, the American Stock Exchange or such other stock exchange on which the Shares are listed, posted and called for trading.

(i)
"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

(j)
"Fair Market Value" when used with respect to the determination of the fair market value of the Shares means: (i) if Shares are U.S. exchange-traded or traded on the NASDAQ small-cap market ("Small-Cap"), the closing sales or last sales price per share of the Shares; (ii) if Shares are regularly traded in any over-the-counter market other than Small-Cap, the average of the bid and asked prices per share of the Shares; and (iii) if Shares are not traded as described in (i) and (ii), the per share fair market value of the Shares as determined in good faith by the Board of Directors or Committee on such basis as the Board of Directors or Committee in its sole discretion shall choose. The date of determination of Fair Market Value with respect to (i), (ii) or (iii) shall be the date of the grant of an option under this Plan, or if no trading day, the last day prior to the grant on which there has been such trading.

(k)
"Holding Company" shall have the meaning specified in Section 2.02 hereof.

(l)
"Incentive Stock Option" means any option granted under the Plan intended to satisfy the requirements under I.R.C. Section 422(b) as an incentive stock option which qualifies for special federal income tax treatment under I.R.C. Section 421 et seq.

(m)
"I.R.C." means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time.

(n)
"Income Tax Regulations" means the regulations promulgated by the United States Treasury Department under the I.R.C.

(o)
"Insider" shall have the meaning ascribed thereto in the Securities Act, other than a person who is an Insider solely by virtue of being a director or senior officer of a subsidiary of the Corporation and any Associate of an Insider.

(p)
"Issuer Bid" shall have the meaning ascribed thereto in the Securities Act.

(q)
"Key Contributors" means a person who is an "employee" or "consultant" within the meaning of those words under the Securities Act engaged by the Corporation to assist the Corporation in the conduct and growth of its business.

(r)
"Nonstatutory Stock Option" means any options granted under this Plan which do not qualify and are not intended to be treated as Incentive Stock Options.

(s)
"Option Agreement" shall have the meaning specified in Section 2.11 hereof.

(t)
"Option Period" means the period of time an option may be exercised as specified in Subsection 2.07(a) hereof.

(u)
"Participant" means:

(i)
with respect to the granting of Incentive Stock Options, any employee or employee/director of the Corporation or of an Affiliate of the Corporation;

(ii)
with respect to the granting of Nonstatutory Stock Options, a participant under the Plan.

(v)
"Plan" means the share option plan provided for herein.

(w)
"RRSP" shall have the meaning specified in Section 2.02 hereof.

(x)
"Restricted Shareholder" means a Participant granted an Incentive Stock Option who, at the time such option is granted, beneficially owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation or any Affiliate of the Corporation, with stock ownership determined in accordance with the attribution rules of I.R.C. Section 425(d).

(y)
"Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as such rule may be amended from time to time.

(z)
"Securities Act" means the Securities Act (British Columbia) or its successor, as amended from time to time and, for purposes of subsections 1.02(q) and 3.06(a) hereof, includes the Rules and/or Regulations promulgated under the Securities Act and the orders, published policy statements and notices and interpretation notes of the British Columbia Securities Commission.

(aa)
"Share Compensation Arrangement" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation to one or more of the following persons: (i) an employee or insider of the Corporation or of any of its subsidiaries; and (ii) any other person or company engaged to provide ongoing management or consulting services for the Corporation or for any entity controlled by the Corporation, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

(bb)
"Shares" means, with respect to options granted under the Plan prior to its amendment hereby and outstanding on the date of this amendment, Class A Multiple Voting Shares and Class B Subordinate Voting Shares, and, with respect to options granted under the Plan after the date of this amendment, Class B Subordinate Voting Shares only, all as constituted on the date of this amendment.

(cc)
"Take-over Bid" shall have the meaning ascribed thereto in the Securities Act.

(dd)
"Vested Installment" means any vested installment of an option granted under the Plan.

ARTICLE TWO
SHARE OPTION PLAN

Section 2.01 The Plan. The Plan is hereby established for certain employees, senior officers, directors and Key Contributors of the Corporation and Designated Affiliates.

Section 2.02 Participants. Participants in the Plan shall be directors, senior officers, employees and Key Contributors of the Corporation or any of its Designated Affiliates (including officers thereof, whether or not directors) who, by the nature of their positions or jobs are, in the opinion of the Board of Directors, upon the recommendation of the President of the Corporation, in a position to contribute to the success of the Corporation. At the request of any Participant, options granted to such Participant may be issued to and registered in the name of a personal holding company wholly-owned by such Participant ("Holding Company") or to a registered retirement savings plan established by such Participant ("RRSP") and, in such event, the provisions of this Plan shall apply to such options mutatis mutandis as though they were issued to and registered in the name of the Participant.

Section 2.03 Amount of Options. The determination regarding the aggregate number of Shares subject to options in favour of any Participant will take into consideration the Participant's present and potential contribution to the success of the Corporation and shall be determined from time to time by the Board of Directors. The aggregate number of Shares issuable upon the exercise of options pursuant to this Plan and any other Share Compensation Arrangements, subject to adjustment or increase of such number pursuant to Section 2.10 hereof, shall be 115,950 Class A Multiple Voting Shares and 650,000 Class B Subordinate Voting Shares. The maximum number of Shares reserved for issuance to any one Participant upon the exercise of options shall not exceed 5% of the total combined number of Class A Multiple Voting Shares and Class B Subordinate Voting Shares outstanding immediately prior to such reservation for issuance.

Section 2.04 Limits with respect to Insiders.

(a)
The number of Shares issuable to Insiders pursuant to options granted under the Plan, together with Shares issuable to Insiders under any other Share Compensation Arrangement of the Corporation, shall not:

(i)
exceed 10% of the combined number of Class A Multiple Voting Shares and Class B Subordinate Voting Shares outstanding immediately prior to the grant of any such option; or

(ii)
result in the issuance to Insiders, within a one year period, of in excess of 10% of the combined number of Class A Multiple Voting Shares and Class B Subordinate Voting Shares outstanding immediately prior to the grant of any such option.

(b)
The number of Shares issuable to any Insider and such Insider's Associates pursuant to options granted under the Plan, together with Shares issuable to such Insider or such Insider's Associates under any other Share Compensation Arrangement of the Corporation shall not, within a one year period, exceed 5% of the combined number of Class A Multiple Voting Shares and Class B Subordinate Voting Shares outstanding immediately prior to the grant of any such option.

(c)
Any Shares issuable pursuant to an option granted to a Participant prior to the Participant becoming an Insider shall be excluded for the purposes of the limits set out in Subsections 2.04(a) and 2.04(b) hereof.

Section 2.05 Price and Vesting.

(a)
The exercise price per Share shall be determined by the Board of Directors at the time the option is granted, but such price shall not be less than the higher of (i) the Fair Market Value of the Shares on the date the option is granted and, if the Participant is a Restricted Shareholder, shall not be less than 110% of the Fair Market Value of the Shares on the date the option is granted, and (ii) the average of the daily high and low board lot trading prices of the Shares on the Exchange over the 10 day period immediately preceding the date of the grant; and (iii) the closing price of the Shares on the Exchange on the last trading day preceding the date on which the grant of the option is approved by the Board of Directors (or if the Shares are not then listed and posted for trading on the Exchange, on such exchange or quotation system upon which the Shares are listed and posted for trading as may be selected by the Board of Directors) or, if the Shares did not trade on the Exchange on such last trading day, the average of the high and low prices in respect of the Shares on the Exchange for the previous five trading days. In the event that the Shares are not listed and posted for trading on any stock exchange or other quotation system, the exercise price shall be the fair market value of the Shares as determined by the Board of Directors in its sole discretion.

(b)
In the event that the aggregate Fair Market Value (determined as of the date an option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan exceeds $100,000(U.S.), options with respect to and to the extent of such excess shall be treated as Nonstatutory Stock Options. This Section 2.05(b) shall be applied by taking options which are intended to be Incentive Stock Options into account in the order in which they were granted.

Section 2.06 Lapsed Options. In the event that options granted under the Plan are surrendered, terminate or expire without being exercised in whole or in part, the Shares reserved for issuance but not purchased under such lapsed options shall be available for subsequent options to be granted under the Plan.

Section 2.07 Consideration, Option Period, Payment, Vesting and Taxes.

(a)
The period during which options may be exercised shall be determined by the Board of Directors, in its discretion, to a maximum of ten years from the date the option is granted (the "Option Period"), except as the same may be reduced with respect to any option as provided in Sections 2.08 and 2.09 hereof respecting termination of employment or death of the Participant and except that no Participant who is a Restricted Shareholder may be granted an Incentive Stock Option which is exercisable after the expiration of five years after the date of the grant of the option.

(b)
Subject to any other provision of this Plan, an option may be exercised from time to time during the Option Period by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of Shares with respect to which the option is being exercised and accompanied by payment in full of the exercise price therefor. Certificates for such Shares shall be issued and delivered to the Participant as soon as practicable following receipt of such notice and payment.

(c)
Except as set forth in Sections 2.08 and 2.09 hereof, no option may be exercised unless the Participant is, at the time of such exercise, a director, senior officer or Key Contributor of or in the employ of the Corporation or any of its Designated Affiliates and shall have been continuously a director or senior officer or Key Contributor or so employed since the grant of his or her option. Absence on leave with the approval of the Corporation or a Designated Affiliate shall not be considered an interruption of employment for purposes of the Plan.

(d)
The exercise of any option will be contingent upon receipt by the Corporation of cash payment of the full exercise price of the Shares which are the subject of the exercised option. No Participant or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares with respect to which he or she was granted an option under the Plan, unless and until certificates for such Shares are issued to him or her under the terms of the Plan.

(e)
Notwithstanding any other provision of this Plan or in any option granted to a Participant, the grant of any option, and the Corporation's obligation to issue Shares to a Participant pursuant to the exercise of an option, shall be subject to:

(i)
completion of such registration or other qualification of such Shares or obtaining approval of such regulatory authorities as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof; and

(ii)
the listing of such Shares on the Exchange or on such other exchange or stock quotation system, as the case may be, on which the Shares are listed and posted for trading; and

(iii)
the receipt from the Participant of such representations, warranties, agreements and undertakings, including as to future dealings in such Shares, as the Corporation or its counsel determines to be necessary or advisable in order to ensure compliance with all applicable securities laws including but not limited to a representation that the option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such option and/or Shares, if such a representation is required under the 1933 Act or any other applicable law, rule or regulation.

  In furtherance of the foregoing, no Shares shall be issued or delivered upon exercise of an option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, as amended, (the "1933 Act"), all applicable listing requirements of any market or securities exchange on which Shares are then listed, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Corporation to obtain any required permits, authorizations, or approvals necessary for the lawful issuance and sale of any Shares hereunder on the terms deemed reasonable by the Board of Directors shall relieve the Corporation, the Board of Directors and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorization, or approvals shall not have been obtained.

(f)
A Participant may, rather than exercise options which he or she is entitled to exercise under Subsection 2.07(b), elect in lieu of receiving the Shares to which such Participant would have been entitled on exercise of such options ("Designated Shares"), receive instead the number of Shares, disregarding fractions which, when multiplied by the fair value per share (which shall be the weighted average trading price of the Shares on the Exchange (or if the Shares are not listed and posted for trading on the Exchange, on such other stock exchange or quotation system on which the Shares are listed and posted for trading as selected by the Board of Directors) during the five (5) days preceding the date of determination) of the Designated Shares, is equal to the product of the number of Designated Shares times the difference between the fair value and the exercise price per share of the Designated Shares.

(g)
If there is a Take-over Bid or Issuer Bid made for all or any of the issued and outstanding Shares, then the Board of Directors may, by resolution, permit all options outstanding under the Plan to become immediately exercisable in order to permit Shares issuable under such options to be tendered to such bid.

(h)
Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, options granted under the Plan shall vest and be exercisable in accordance with the rules set forth in this subsection 2.07(h):

(i)
Subject to the other provisions of this subsection 2.07(h), options shall vest and become exercisable at such times and in such installments as the Board of Directors shall provide in each individual Option Agreement. Notwithstanding the foregoing, the Board of Directors may in its sole discretion accelerate the time at which an option or installment thereof may be exercised. Unless otherwise provided in this subsection 2.07(h) or in the Option Agreement pursuant to which an option is granted, an option may be exercised when Vested Installments vest as provided in such Option Agreement and at any time thereafter until the end of the Option Period.

(iii)
All installments of an option granted under the Plan shall expire and terminate at the end of the Option Period.

(i)
In the Board of Directors' discretion, the Board of Directors may, with a Participant's consent, substitute Nonstatutory Stock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new option grant for the purposes of this Plan, and shall not require a revaluation of the option exercise price for the substituted option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board of Directors in its discretion may determine.

(j)
The Board of Directors shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, provincial, local and other tax required by law to be withheld with respect to the grant or exercise of an option under the Plan, including, without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to a Participant by the Corporation or any Affiliate of the Corporation or requiring a Participant (or the Participant's beneficiary or legal representative) as a condition of granting or exercising an option to pay to the Corporation or any such Affiliate of the Corporation any amount required to be withheld, or to execute such other documents as the Board of Directors deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation. In the discretion of the Board of Directors, upon exercise of a Nonstatutory Stock Option, the Participant may request the Corporation to withhold from the Shares to be issued upon such exercise that number of Shares (based on the Fair Market Value of the Shares as of the day immediately preceding the day notice of exercise is received by the Corporation) that would satisfy any tax withholding requirement; provided, however, that any such withholding shall conform to any restrictions as to timing or otherwise under Rule 16b-3.

(k)
Each Option Agreement and each certificate representing Shares acquired upon exercise of an option shall be endorsed with all legends, if any, required by applicable federal, state and provincial securities laws to be placed on the Option Agreement and/or the certificate. The determination of which legends, if any, shall be placed upon Option Agreements and/or the Shares shall be made by the Board of Directors in its sole discretion and such decision shall be final and binding.

Section 2.08 Termination of Employment. If a Participant shall:

(a)
cease to be a director, senior officer or Key Contributor of the Corporation or any of its Designated Affiliates (and is not or does not continue to be an employee thereof); or

(b)
cease to be employed by the Corporation or any of its Designated Affiliates (and is not or does not continue to be a director or senior officer thereof) for any reason (other than death) or shall receive notice from the Corporation or any of its Designated Affiliates of the termination of his or her employment;

(collectively, "Termination") he or she or it may, but only within 60 days next succeeding such Termination, exercise his or her or its options to the extent that he or she or it was entitled to exercise such options at the date of such Termination, including the rights under Subsection 2.07(f); provided that in no event shall such right extend beyond the Option Period. This section is subject to any agreement with any director or senior officer of the Corporation or any of its Designated Affiliates with respect to the rights of such director or senior officer upon Termination or change in control of the Corporation.

Section 2.09 Death of Participant. In the event of the death of a Participant who is a director, senior officer or Key Contributor of the Corporation or any of its Designated Affiliates or who is an employee having been continuously in the employ of the Corporation or any of its Designated Affiliates for one year from and after the date of the granting of his or her option, the option theretofore granted to him or her shall be exercisable within the six months next succeeding such death (including the rights under Subsection 2.07(f)) and then only:

(a)
by the person or persons to whom the Participant's rights under the option shall pass by the Participant's will or the laws of descent and distribution; and

(b)
to the extent that he or she was entitled to exercise the option at the date of his or her death, provided that in no event shall such right extend beyond the Option Period.

Section 2.10 Adjustment in Shares Subject to the Plan. In the event that:

(a)
there is any change in the Shares of the Corporation through subdivisions or consolidations of the share capital of the Corporation, or otherwise;

(b)
the Corporation declares a dividend on Shares payable in Shares or securities convertible into or exchangeable for Shares; or

(c)
the Corporation issues Shares, or securities convertible into or exchangeable for Shares, in respect of, in lieu of, or in exchange for, existing Shares,

the number of Shares available for option, the Shares subject to any option, and the option price thereof, shall be adjusted appropriately by the Board of Directors in its sole discretion and such adjustment shall be effective and binding for all purposes of the Plan.

Section 2.11 Effecting Grants. Subject to Section 3.04, the grant of options under the Plan shall be effected by the execution and delivery of a stock option agreement (an "Option Agreement") in such form which is consistent with the provisions of the Plan as may be approved by the Board of Directors.

Section 2.12 Record Keeping. The Corporation shall maintain a register in which shall be recorded:

(a)
the name and address of each Participant in the Plan; and

(b)
the number of options granted to a Participant and the number of options outstanding.

ARTICLE THREE
GENERAL

Section 3.01 Transferability. The benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable by the Participant except (i) from the Participant to his or her Holding Company or RRSP or from a Holding Company or RRSP to the Participant and, in either such event, the provisions of this Plan shall apply mutatis mutandis as though they were originally issued to and registered in the name of the Participant, or (ii) as otherwise specifically provided herein. During the lifetime of a Participant, all benefits, rights and options shall only be exercised by the Participant or by his or her guardian or legal representative.

Section 3.02 Employment. Nothing contained in the Plan or an Option Agreement shall confer upon any Participant any right with respect to employment or continuance of employment with the Corporation or any Affiliate, or interfere in any way with the right of the Corporation or any Affiliate to terminate the Participant's employment at any time. Participation in the Plan by a Participant shall be voluntary.

Section 3.03 Delegation to Committee.

(a)
The Board of Directors in its sole discretion may from time to time appoint a Committee of no less than two members of the Board of Directors to administer the Plan and, subject to, and to the extend required by, applicable law including the I.R.C. and Rule 16b-3, to exercise all of the powers, authority and discretion of the Board of Directors under this Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board of Directors. The Board of Directors may abolish the Committee at any time or revest in the Board of Directors the administration of the Plan.

(b)
The Committee shall report to the Board of Directors the names of Participants granted options under this Plan, the number of Shares covered by each such option and the terms and conditions of each such option.

Section 3.04 Administration of the Plan. The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors shall be authorized to interpret and construe the Plan and may, from time to time, establish, amend or rescind rules and regulations required for carrying out the purposes, provisions and administration of the Plan and determine the Participants to be granted options, the number of Shares covered thereby, the exercise price therefor and the time or times when they may be exercised. Any such interpretation or construction of the Plan shall be final and conclusive. All administrative costs of the Plan shall be paid by the Corporation. The senior officers of the Corporation are hereby authorized and directed to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of the Plan and of the rules and regulations established for administering the Plan.

Section 3.05 Amendment, Modification or Termination of the Plan. Subject to Section 3.03, the Board of Directors reserves the right to amend, modify or terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors. However, any amendment of the Plan which would:

(a)
materially increase the benefits under the Plan;

(b)
materially increase the number of Shares which may be issued under the Plan;

(c)
materially modify the requirements as to the eligibility for participation in the Plan; or

(d)
otherwise require shareholder approval to comply with Rule 16b-3, the I.R.C. or any other applicable law, rule or regulation;

shall be effective only upon the approval of the shareholders of the Corporation. Any material amendment to any provision of the Plan shall be subject to any necessary approvals by the Exchange, other quotation system or any stock exchange or securities regulatory body having jurisdiction over the securities of the Corporation.

Section 3.06 Compliance with Applicable Regulations and Laws. Notwithstanding anything in this Plan to the contrary, to the extent necessary or desirable to comply with Rule 16b-3, the I.R.C., or any other applicable law, rule or regulation, including without limitation, the Securities Act, the Plan shall be administered in accordance with the requirements imposed by such laws, rules or regulations.

Section 3.07 Consolidation, Merger, etc. If there is a consolidation, merger or statutory amalgamation or arrangement of the Corporation with or into another corporation, a separation of the business of the Corporation into two or more entities or a transfer of all or substantially all of the assets of the Corporation to another entity, upon the exercise of an option under the Plan, the holder thereof shall be entitled to receive the securities, property or cash which the holder would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the holder had exercised the option immediately prior to such event, unless the directors of the Corporation otherwise determine the basis upon which such option shall be exercisable.

Section 3.08 Information. During the period that options are outstanding, the Corporation will provide Participants with copies of all reports, proxy statements and other communications distributed to its shareholders generally.

Section 3.09 No Representation or Warranty. The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

Section 3.10 Interpretation. This Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and each Participant and the Corporation irrevocably attorn to the exclusive jurisdiction of the Courts of such Province.

Section 3.11 Approval and Effective Date. This Amended Plan adopted by the Board of Directors as of July 14, 1999, shall be effective as of the date it is approved by the shareholders of the Corporation and any securities regulatory body or stock exchange having jurisdiction over the securities of the Corporation.

Original Plan dated 17th July 1997.

Amended Plan dated July 14, 1999.

Second Amended Plan dated February 22, 2001

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EXHIBIT 10.1